UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RADIUS HEALTH, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 6, 2018.

RADIUS HEALTH, INC.

RADIUS HEALTH, INC.
950 WINTER ST.
WALTHAM, MA 02451

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX40
2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40
3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXXX40
4-TEST PRINT
5-51 MERCEDES WAY
6-EDGEWOOD,
7-NY
8-11717

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 11, 2018
Date: June 6, 2018 **Time:** 10:00 AM EDT
Location: Goodwin Procter LLP
100 Northern Avenue
17th Floor
Boston, MA 02210

BARCODE

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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RICS - REG/BN

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT ANNUAL REPORT SHAREHOLDER LETTER  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  .  XXXX XXXX XXXX XXXX  DO NOT OVERLAP  E45912-P03767  .  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 23, 2018 to facilitate timely delivery.  How To Vote  Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the  possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any  special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.   Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.     Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  P99999-020  12  15  # OF #   .  XXXX XXXX XXXX XXXX

Voting Items  The Board of Directors recommends you vote  "FOR" all the nominees listed in Proposal 1 and  "FOR" Proposals 2, 3, and 4.  1. Election of the following nominees as Class I  Directors:   1a. Jesper Høiland   1b. Owen Hughes   1c. Debasish Roychowdhury, M.D.  2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.  3. Approve, on an advisory basis, the compensation of our named executive officers.  DO NOT OVERLAP  E45913-P03767  4. Approve our 2018 Stock Option and Incentive Plan.  NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.  XXXXXXXXXXXXX  XXXXXXXXXXX  Cusip  P99999-020  12  15  # OF #

0000000000  999999999999  02  NAME  THE COMPANY NAME INC. - COMMON 123,456,789,012.12345  THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345  THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345  THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345  THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345  THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345  THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345  THE COMPANY NAME INC. - 401 K 123,456,789,012.12345  DO NOT OVERLAP  E45914-P03767  XXXXXXXXXXXXX  XXXXXXXXXXX  Cusip  P99999-020  12  15  # OF #